COLONIAL U.S. STOCK FUND

    Supplement to Prospectus dated October 27, 1997; Revised March 1, 1998

The Fund's Prospectus is amended as follows:

(1) Effective September 1, 1998, the Fund's name is changed to "Colonial U.S. Growth & Income Fund." The Fund's address and telephone number remain unchanged.

(2) The following paragraph is added to the front cover of the Prospectus:

This Prospectus is also available on-line at our Web site (http://www.libertyfunds.com). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

(3) Effective July 20, 1998, Liberty Financial Investments, Inc., the Fund's distributor, changed its name to Liberty Funds Distributor, Inc. (LFDI). The new name does not affect the investment management of, or services to, the Fund. LFDI continues to offer you selected investment products managed by subsidiaries of our parent company, Liberty Financial Companies, Inc. (NYSE:L).

(4) Effective October 1, 1998, Colonial Investors Service Center, Inc., the Fund's transfer agent, will change its name to Liberty Funds Services, Inc.
(LFSI). The new name will not affect the services to the Fund.



SF-36/751F-0898                                                August 24, 1998